Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made effective as of August 26, 2024 (the “Effective Date”), among MACH NATURAL RESOURCES LP, a Delaware limited partnership (“Borrower”), the Loan Parties party hereto, the several banks and other financial institutions or entities party hereto as lenders (the “Lenders”), MIDFIRST BANK, a federally chartered savings association, as administrative agent for the Lenders (in such capacities, the “Agent”) and L/C Issuer, and amends the Credit Agreement dated as of December 28, 2023 among the Borrower, the Lenders, and the Agent (as amended, restated or otherwise modified from time to time, the “Credit Agreement”).

The parties to this Amendment agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment have the meanings provided in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

(a) The definitions of “Qualified Counterparty” and “Qualified Hedging Agreement”, respectively, are amended and restated in their entirety as follows:

“Qualified Counterparty” means with respect to any Hedging Agreement, each Person party to the Collateral Agency Agreement that is either (a) on the date that such Person enters into the related Hedging Agreement, the agent or any lender under this Agreement or any of their respective Affiliates, (b) each of Macquarie Bank Limited, Mercuria Energy America, LLC and each of their respective Affiliates, (c) an Existing Hedge Party, but solely with respect to the Hedging Agreements in effect on the Closing Date, or (d) any other Person approved from time to time by the Agent.

“Qualified Hedging Agreement” means a Hedging Agreement entered into by Borrower or any Guarantor and any Qualified Counterparty.

(b) The references to the dollar amount “$825,000,000” in Section 6.2(b) and Section 9.1(a)(vii) of the Credit Agreement are each amended to refer to “$880,000,000.”

3. Redetermination of Borrowing Base. As of the Effective Date, the amount of the Borrowing Base is reaffirmed at $75,000,000.00, which Borrowing Base will remain in effect until otherwise redetermined in accordance with the Credit Agreement.

4. Effect of this Amendment. This Amendment is not, and should not be deemed to be, a waiver of, amendment to, consent to or modification of any other term or provision of the Loan Documents, or of any event, condition, or transaction on the part of any Loan Party or any other Person, in each case except as specifically set forth in this Amendment.

5. Conditions. This Amendment (other than Section 10 below, which is effective immediately upon execution and delivery) will be effective as of the Effective Date, but only upon satisfaction of the following conditions precedent:

(a) The Agent’s receipt of original or facsimile or portable document format (PDF) copies (followed promptly by originals) of each of the following, each properly executed, each dated as of the Effective Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment;

(ii) certificates of resolutions or other action, incumbency certificates and/or other certificate(s) signed by an officer of any Loan Party that is other than a natural person, as required by the Agent, to evidence the identity, authority and capacity of the signatory(ies) to this Amendment and the other Loan Documents; and

(b) If required by Agent, the payment by Borrower of all amounts described in Section 9. The Agent’s declination to require Borrower to pay all or a portion of these amounts as a condition to the effectiveness of this Amendment will not excuse Borrower’s obligation to do so immediately upon the Agent’s demand.

6. Acknowledgment and Ratification. All Loan Documents to which the Loan Parties are a party are amended as follows, to the extent necessary: (a) all references to the Credit Agreement are amended to mean the Credit Agreement as amended by this Amendment, (b) all references to the “Obligations” are amended to mean the “Obligations” as modified by this Amendment. Each Loan Party acknowledges and agrees that all Loan Documents remain in full force and effect as amended by this Amendment.

7. Representation and Warranties. Each Loan Party represents and warrants that as of the Effective Date:

(a) the representations and warranties by such Loan Party in the Loan Documents to which it is a party are true and correct in all respects as though made on the Effective Date, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such date;

(b) no Default or Event of Default exists;

(c) the execution, delivery and performance by Loan Parties of this Amendment and all Loan Documents executed in connection with this Amendment will not (i) contravene any applicable law, (ii) conflict or be inconsistent with or result in any breach of any term, covenant, condition or provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any Loan Party’s property or any Loan Party’s other assets pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the such Loan Party is a party or by which any Loan Party or any of the Collateral or a Loan Party’s other assets is bound or may be subject, or (iii) violate any term of a Loan Party’s certificate of formation or other documents and agreements governing the Loan Party’s existence, management or operation;

(d) Loan Parties are not required to obtain the consent of any other party, including any Governmental Authority, in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed in connection with this Amendment;

(e) Loan Parties have the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Loan Documents executed in connection with this Amendment, and have taken all necessary actions to authorize their execution, delivery and performance of this Amendment and such Loan Documents;

(f) Each Loan Party has duly executed and delivered this Amendment and the other Loan Documents to which it is a party; and

(g) This Amendment and any other Loan Documents executed by a Loan Party in connection with this Amendment constitute such Loan Party’s legal, valid and binding obligations, enforceable in accordance with the terms of the Loan Documents, subject to (i) the effect of any applicable bankruptcy law, or (ii) general principles of equity.

8. Defaults Unaffected. Nothing in this Amendment will prejudice, act as, or be deemed to be a waiver of any Default or any right or remedy available to the Agent or the Lenders by reason of any Default.

9. Fees and Expenses. Borrower shall pay all reasonable and documented fees, expenses and disbursements incurred by the Agent in connection with the preparation and documentation of this Amendment and the other documents and instruments to be executed in connection with this Amendment, including the costs and expenses of the Agent’s legal counsel.

10. Releases.

(a) Each Loan Party, for itself and on behalf of all its Affiliates, and its and their respective members, managers, officers, agents, attorneys, employees, directors, partners, agents, representatives, administrator, and all of their successors and assigns (collectively the “Releasing Parties” and each, a “Releasing Party”), releases and forever discharges the Agent, the L/C Issuer, the Lenders, and each of the Agent’s, the L/C Issuer’s, and the Lenders’ Affiliates, and its and their respective members, managers, officers, agents, attorneys, employees, directors, partners, agents, representatives, administrator, and all of their successors and assigns (collectively, the “Released Parties” and each, a “Released Party”), from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by any or all Releasing Parties, or that any Releasing Party may, as a result of any actions or inactions occurring on or before the Effective Date, in the future hold or claim to hold under common law or statutory right, arising, directly or indirectly, out of the Loans or any of the Loan Documents (collectively, the “Released Claims”).

(b) Each Loan Party acknowledges and agrees that (i) this Section 10 is a full, final and complete release, (ii) any of the Released Parties may plead this Section 10 as an absolute and final bar to any or all suit or suits pending or that are filed or prosecuted in the future by any Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the Released Claims, (iii) no Releasing Party is entitled to any recovery on account of the Released Claims, and (iv) the consideration provided for this Section 10 is not an admission of liability by any of the Released Parties.

11. Governing Law; Miscellaneous. This Amendment is a Loan Document. Article IX of the Credit Agreement, including those provisions relating to governing law, jurisdiction, venue, acknowledgments, and waiver of jury trial are incorporated into and made a part of this Amendment, mutatis mutandis, as if fully set forth herein. The rules of construction in Section 1.2 of the Credit Agreement are expressly made applicable to this Amendment.

12. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all counterparts must be construed together to constitute the same document. This Amendment and the other Loan Documents may be transmitted and/or signed by facsimile or digital signature and/or transmission. The effectiveness of any such signatures will have the same force and effect as manually-signed originals and shall be binding on all parties to this Amendment and the other Loan Documents.

[Signature Page(s) Attached]

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

BORROWER:

MACH NATURAL RESOURCES LP, a Delaware limited partnership

By:	Mach Natural Resources GP, LLC, its general partner

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

OTHER LOAN PARTIES:

MACH NATURAL RESOURCES GP LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

MACH NATURAL RESOURCES INTERMEDIATE LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

MACH NATURAL RESOURCES HOLDCO LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

Signature Page

First Amendment to Credit Agreement

BCE-MACH LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

BCE-MACH II LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

BCE-MACH III LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

BCE-MACH III MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

Signature Page

First Amendment to Credit Agreement

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

ADMINISTRATIVE AGENT, L/C ISSUER, AND LENDER:

MIDFIRST BANK, a federally chartered savings association

By:	/s/ Chad Dayton
Chad Dayton, Senior Vice President

Signature Page

First Amendment to Credit Agreement

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

Morgan Stanley SENIOR FUNDING, INC.

By:	/s/ Aaron McLean
Aaron McLean, Vice President

Signature Page

First Amendment to Credit Agreement